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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                           Date of Report: May 4, 2004



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             94-3142033
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                           Identification Number)

   2311 Green Rd., Ste B, Ann Arbor, Michigan                          48105
   -------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)

                                (734) 913 -- 6600
                                -----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)






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Item 2.  Acquisitions or Dispositions of Assets

On May 4, 2004 Prestolite Electric Holding, Inc. (Prestolite Electric) issued a press release announcing the completion of the acquisition of Prestolite by an affiliate of First Atlantic Capital, Ltd. Prestolite Electric Incorporated, the principal operating subsidiary of Prestolite Electric, has called its 9 5/8% Senior Notes Due 2008 for redemption.

This press release was subsequently released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite Electric and is posted on our website at:
http://www.prestolite.com/literature/corp/pr_04_0504_FirstAtlanticSaleCloses.pdf


(c)      Exhibits.

         99.1 Press Release of May 4, 2004 announcing the completion of the sale of Prestolite Electric to an affiliate of First Atlantic Capital, Ltd.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:    May 6, 2004                     By:   /s/ Kenneth C. Cornelius
                                              -------------------------

                                                  Kenneth C. Cornelius
                                                  Executive Vice President and
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                              Description

   99.1 Press Release of May 4, 2004 announcing the completion of the sale of Prestolite Electric to an affiliate of First Atlantic Capital, Ltd.